UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2006

Xenomics, Inc.
 (Exact name of registrant as specified in its charter)

Florida	04-3721895
(State or other jurisdiction	IRS Employer
of incorporation or organization)	Identification No.)

420 Lexington Avenue, Suite 1701
New York, New York 10170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0808

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement.

On May 12, 2006, Xenomics, Inc.(the “Company”), pursuant to the Letter of Engagement (the “Agreement”) between the Company and Trilogy Capital Partners, Inc. (“Trilogy”) dated January 10, 2005 in connection with investor/public relations services, provided written notice to Trilogy that it was terminating the Agreement effective June 12, 2006. The Company plans to engage another firm for such services and is currently reviewing the qualifications of other candidates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 12, 2006

XENOMICS, INC.

By:	/s/ Frederick Larcombe
Frederick Larcombe
Chief Financial Officer